                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

Item 1. Report to Shareholders.

ANNUAL REPORT D E C E M B E R 3 1 , 2 0 0 6

                       Worldwide Insurance Trust

                               WORLDWIDE HARD ASSETS FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2006, and are subject to change.

Worldwide Hard Assets Fund

Dear Shareholder:

We are pleased to report that the Initial Class shares of Van Eck Worldwide Hard Assets Fund gained 24.54% for the year. The Fund handily outperformed its benchmark Goldman Sachs Natural Resources (GSR) Index1, which rose 15.12% for the year. The CRB Index2, a measure of the performance of underlying commodities markets, fell 7.40% . In addition to the Fund’s strong performance relative to commodity-related indices, it also offered diversification benefits in the form of low correlation to traditional financial markets. The domestic U.S. equity market, as measured by the S&P 500 Index3, gained 15.78% on the year.

The Fund’s strong performance for the year can be largely attributed to stock selection within a broad mix of hard assets sectors. The Fund is a flexible, actively managed portfolio and, in contrast to passively managed index funds, employs a disciplined investment process that seeks to identify companies with superior potential. The Fund further distinguishes itself from its peers by investing in different natural resources sectors across several geographic regions. We firmly believe that a diversified investment style can potentially limit volatility when compared to more narrowly focused funds.

Market and Economic Review

The twelve months ended December 31, 2006 marked the continuation of a multi-year run for commodities and related equities. Despite mounting macro-economic headwinds and accompanying market volatility, several hard assets sectors experienced extraordinary periods of growth during the year. The sector overall experienced an explosive start to 2006 as strong flows were ushered into commodity products, and natural resource sectors across the board delivered impressive returns through April. The year, however, was not without periods of uncertainty and increased volatility. May brought a major shift in sentiment, as investors reacted negatively to interest rate increases around the globe. Fearing a slowdown in global economic expansion, investors moved away from traditionally riskier asset classes, and many commodity markets declined sharply in May and June. After a short-lived recovery in July, hard assets sectors and the underlying commodities lost ground throughout the remainder of the third quarter, as volatility remained a dominant theme. Weakness in the energy sector led the decline, as crude oil and natural gas prices dropped. Indeed, in September, commodity markets experienced their sharpest fall in 25 years.

During the final quarter of the year, hard assets sectors overall produced strong results, with commodity equities outperforming underlying commodity indices. Such equity strength was supported by rising commodity prices, robust merger and acquisition activity, stronger-than-expected corporate earnings, good producer discipline, and generally healthy equity markets. However, toward the end of the year, warm winter weather in the eastern U.S. reduced heating demand and sparked a sharp decline in most commodity markets. While 2006 ended on a disappointing note, we believe attractive trading opportunities remain available to savvy investors. Individual stock selection and underlying commodity selection will likely be increasingly important to Fund performance, as we expect divergence among the various hard assets sub-sectors’ returns. We believe there is still good value to be found in select hard asset equities, and the asset class overall remains compelling.

Energy

Driven by shifts in geopolitical conditions, weather patterns and corporate earnings data, the energy complex experienced some volatile periods during the year but overall delivered strong investment results. Crude oil prices generally soared during the first seven months of the year on continuing geopolitical threats and supply interruptions. Natural gas prices, on the other hand, were impacted by the warmest January on record and declined fairly steadily through the first half of the year. The second half of the year brought the potential for a slowing economy, an uneventful hurricane season and increases in energy inventories—all leading to a sharp decline in the prices of gasoline, crude oil and natural gas, particularly during the third quarter.

Worldwide Hard Assets Fund

In the fourth quarter, energy commodities rallied as diesel, jet fuel and gasoline all saw strong demand. Select exploration and production companies as well as refiners performed best on the energy equity side. However, volatility reemerged as a warm December applied renewed pressure to recovering energy markets.

Precious Metals

Gold experienced an extraordinary year, supported by strong global investment demand and increased interest from several central banks, including those of China and Russia. This surge in investment demand pushed gold bullion prices to rise to $730 per ounce on May 12, its highest level since 1980. However, the gold market typically experiences a strong correction in the first half with reduced post-holiday fabrication demand underpinning the market. This year was no exception and toward the end of the first half, gold fell from its high in May to $542 per ounce in June on the back of a period of consolidation and modest strength of the U.S. dollar.

During the second half of the year, there were persistent comments from high-level central bankers around the globe expressing a need to diversify their holdings away from U.S. dollars. Indeed, Bank of International Settlements figures show a decline in U.S. dollar deposits during these months by Russia, Italy, Saudi Arabia, Switzerland and others. Gold prices moved back above $600 per ounce in July and traded above this level for most of the second half. Some turbulence occurred in September and October, as a sell-off in the energy markets caused weakness across other commodities. Gold prices fell to the $575 per ounce level, but quickly decoupled from the energy complex to advance to its highest year-end close ever at $636.70. In sum, the year offered a continuation of solid fundamentals supporting the price of gold—fundamentals that have not been this strong since the 1970s.

Industrial Metals

The industrial metals sector was the best performing hard assets sector during 2006, with workforce strikes, natural disasters and merger and acquisition activity acting as key drivers. Financial engineering was also a large support. A good example of this was the steel sector, where many companies, especially steel mills, improved their balance sheets and cash flows and increased dividends. The supply-demand scenario also favored steel. As prices began to dip, domestic mills cut back their monthly production and imports began to decline. Together, these supply trends worked to reduce inventory levels. Meanwhile, with the exception of auto production, most major steel-consuming sectors showed increased demand.

Other base and industrial metal commodity prices such as copper, nickel and zinc were well supported through most of 2006 by low inventory levels, equipment shortages, lack of new discoveries, mine capacity, fund flows and labor action. Specifically, copper was kept artificially high by labor actions, as workers at the world’s biggest copper mine, Escondida (about 7% of the world’s supply), laid tools down demanding higher annual salaries, bonuses and health benefits. Nickel was the biggest gainer in 2006, due to a combination of higher stainless steel demand and mine capacity problems at most of the large global nickel producing mines, such as Goro and Voisey’s Bay.

2006 was also a year of intense consolidation in the industrial metals sector. Xstrata fiercely battled Inco to acquire nickel producer Falconbridge, while Cia Vale Do Rio Doce (CVRD) outbid Phelps Dodge and Teck Cominco for Inco.

Paper and Forest Products

Early on in the year, paper and forest product companies exhibited some bright spots, as prices improved for most grades. However, this sector had to battle several headwinds, including still-high energy costs, declining newsprint demand, inadequate investment and a drop in U.S. housing construction, among other factors. Still, fundamentals within the sub-sector remained strong overall. Shares of paper and forest product companies turned in decent performance throughout the twelve-month period, but the group continued to underperform relative to other hard assets sectors.

Real Estate

Real estate companies in general and REITs in particular benefited most during the year from strong demand, healthy growth, yield and income

Worldwide Hard Assets Fund

fundamentals, and brisk merger and acquisition activity within the sector. That said, 2006 was not without volatility, and concerns regarding global liquidity kept returns in negative territory for part of the year. Among the asset class’ sub-sectors, office and healthcare REITs posted the strongest gains for 2006; hotels and manufactured housing REITs lagged on a relative basis.

Fund Review

Energy Holdings

We continued to place a heavy emphasis on the energy sector throughout 2006, albeit to a lesser extent than last year. Throughout the year, we used proceeds from our energy holdings to add to other hard assets sectors where we saw more compelling value. This ultimately led to a slight reduction in exposure to energy, and we ended December with a 54.2% allocation to the sector (down from 65.1% at yearend 2005).

The energy sector was a solid contributor to the Fund’s performance during 2006. Standouts for the year included Petrolifera Petroleum Limited of Canada (1.9% of Fund net assets as of December 31), an oil and gas exploration and production company with assets located in Argentina and Peru. While the stock suffered a pullback during the third quarter on lower reserves estimates, its annual return of over 125% helped the Fund’s overall performance. One of the Fund’s most positive performers during the fourth quarter rally was Southwestern Energy (3.0% Fund net assets), an independent U.S. oil and gas exploration and development company primarily focused on natural gas properties.

Performance detractors included Aventine Renewable Energy, whose stock dropped dramatically during the third quarter as ethanol producers were hit hard by both declining gasoline prices and the potential for rising corn costs. The stock was subsequently pared from the portfolio (0.6% of Fund net assets as of December 31). Also, oil and gas exploration/production company Newfield Exploration (2.2% of Fund net assets) experienced a sharp share price decline during the third quarter. Though the stock rebounded dramatically during the fourth quarter, it negatively impacted the Fund’s return for the year.

Precious Metals Holdings

Due primarily to effective anticipation of gold industry trends and strong individual stock selection, the Fund benefited from its allocation to the gold sector this year. The year began with gold holdings representing 11.9% of the portfolio; at December 31, 2006, 17.4% of net Fund investments were dedicated to the sector.

In addition to investing globally across the market capitalization spectrum, we search for companies with both growth and value characteristics. One example of such a case was Canada’s Agnico-Eagle Mines (3.3% of Fund net assets as of December 31). The company has embarked on an expansion plan that would take it from a one-mine to a five-mine company by 2010. Over the course of the year, the market became aware of the growth potential in Agnico-Eagle Mines, and the stock ended up posting an annual gain of 108.4% .

Another investment strategy that was implemented this year was an attempt to position the Fund to take advantage of robust merger and acquisition activity within the gold sector. Glamis Gold, a stalwart of the Fund for a good portion of the year, was acquired by Goldcorp in an all-stock merger deal on November 3, 2006 at a significant profit to our purchase price. Over the years, Glamis Gold had an extraordinary string of accretive acquisitions that propelled it into the mid-tier category with an unparalleled growth profile. With this merger, Goldcorp, also a long-standing holding of the Fund (4.1% of Fund net assets as of December 31), is now a major producer with a growth pipeline unmatched by the other major gold-mining companies. Glamis Gold’s management now leads the new Goldcorp and is anticipated to run the merged company with the same discipline and focus that made Glamis Gold a success.

Additionally, by maintaining underweighted positions or avoiding completely companies that we felt would be unable to maintain production levels, we were able to successfully avoid the pitfalls of many of the largest gold companies this year as they had difficulties maintaining output due to a lack of new projects to replace older mines that are being depleted.

Worldwide Hard Assets Fund

Industrial Metals Holdings

During the course of the year, we significantly increased the Fund’s exposure to the industrial metals sector. Taking the Fund’s allocation to this sector from 13.1% at yearend 2005 to 19.2% at mid-year, we saw increasingly compelling opportunities within base and industrial metals industries. By yearend, however, the Fund’s allocation was brought down to just under 15% on the back of falling prices, higher inventories, and weaker North American demand.

Steel-related companies provided some of the most rewarding returns. AK Steel (2.7% of Fund net assets), for example, gained over 112% on the year due to improved fundamentals and continued expectations of a takeover. Xstrata (3.0% of Fund net assets), a fast growing diversified metals and mining company, was another significant contributor to the Fund. Xstrata gained over 135% as the company continues to diversify into other commodities, such as nickel via the acquisition of Falconbridge. Yet another standout for the Fund was leading Latin American diversified mining company, Cia Vale do Rio Doce (CVRD) of Brazil (1.6% of Fund net assets), whose stock advanced significantly during the fourth quarter based on better-than-expected iron ore contract pricing as well as diversifying into nickel by acquiring Inco.

Paper and Forest Product Holdings

The paper and forest products sector was not a primary focus for the Fund in 2006. We began the year with just over 4% of assets dedicated to the sector. We culled our holdings in this area and ended 2006 with an approximately 1.0% allocation. The Fund did, however, benefit from its exposure here. A standout performer for the Fund was Mercer International (0.5% of Fund net assets), a U.S.-based pulp and paper company, which saw its share price rise over 50% for the year as pulp prices remained strong.

Real Estate Holdings

During the year, we significantly reduced exposure to the real estate sector and ended December with an exposure of 0.5% of net assets (down from 2.3% at yearend 2005). We continue to feel that on an absolute basis, real estate securities can offer excellent defensive diversification benefits. On a relative basis, however, we have found more attractive investment opportunities elsewhere in the hard assets spectrum.

Other

While the Fund focuses its investments on hard assets companies, it does have the option to invest a portion of its assets in other natural resource categories, such as agriculture. During 2006, such investments proved beneficial to overall Fund performance. For example, fertilizer manufacturer and distributor CF Industries Holdings (1.0% of Fund net assets as of December 31) gained approximately 68.1% for the year both on a positive outlook for fertilizer markets and on lower natural gas prices. Another standout for the Fund was agricultural operations company Bunge (1.0% of Fund net assets), which was up 28.1% for the year on strength in the broad agricultural markets.

*      *      *

Van Eck Worldwide Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. We are heartened by its prospects as we look forward. The continued strong performance of hard assets equities reflects their importance as a proven asset class and provides solid support that investments like Van Eck Worldwide Hard Assets Fund can be a vital component of a globally diversified investment portfolio. Despite their long rally, we do believe that hard assets continue to offer good value. At this writing, most hard assets equity sectors are not expensive relative to the forward commodity curves.

The Fund is subject to risks associated with its investments in real estate, precious metals, natural resources and other hard assets. It can be significantly affected by events relating to these industries including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of trends of industrialized companies. The Fund is also subject to nondiversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk

Worldwide Hard Assets Fund

and interest rate risk, inflation risk, and foreign securities risks including those related to adverse political and economic developments unique to a country or a region and currency fluctuations or controls. Since the Fund may invest in foreign securities, there is a risk that the value of those securities may be affected by the possibility of arbitrary action by foreign governments including the forced sale of property without adequate compensation or the imposition of prohibitive taxes. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

January 19, 2007

Derek S. van Eck Investment Team Member	Charles T. Cameron Investment Team Member
Joseph M. Foster Investment Team Member	Samuel R. Halpert Investment Team Member
Gregory F. Krenzer Investment Team Member	Charl P. de M. Malan Investment Team Member
Shawn Reynolds Investment Team Member

Worldwide Hard Assets Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

2 The CRB/Reuters Futures Prices (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

3 The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

Worldwide Hard Assets Fund

Geographical Weightings as of
December 31, 2006* (unaudited)

Sector Breakdown** as of
December 31, 2006 (unaudited)

Energy	54.2%
Precious Metals	17.9%
Industrial Metals	14.8%
Agriculture	2.7%
Transportation	1.2%
Paper/Forest Products	1.0%
Real Estate	0.5%
Chemicals.	2.0%
Exchange Traded Fund	0.8%
Repurchase Agreement	4.9%

_______________
 * Percentage of net assets.
**Percentage of investments.

  Portfolio is subject to change.

Worldwide Hard Assets Fund
Top Ten Equity Holdings as of December 31, 2006* (unaudited)

Goldcorp Inc.
(Canada, 4.1%)

Goldcorp is a leading gold producer engaged in gold, silver and copper mining, and related activities including exploration, extraction, processing and reclamation. The company has 13 operations and six development projects throughout the Americas and Australia.

Valero Energy Corp.
(U.S., 3.8%)

Valero Energy is the largest refiner in North America, and has an extensive refining system with a throughput capacity of approximately 3.3 million barrels per day. The company’s geographically diverse refining network stretches from Canada to the U.S. Gulf Coast and West Coast to the Caribbean.

Transocean, Inc.
(U.S., 3.5%)

Transocean provides offshore contract drilling services for oil and gas wells. The Houston-based company contracts drilling rigs, related equipment and work crews that focus on deepwater and harsh environment drilling services in the U.S., the UK, Brazil, India and elsewhere.

Agnico-Eagle Mines Ltd.
(Canada, 3.3%)

Agnico-Eagle is an international growth company focused on gold, with operations in Canada and advanced-stage projects and opportunities in Canada, Mexico, Finland, and the U.S. Agnico-Eagle’s operating history includes more than 30 years of continuous gold production, and its LaRonde Mine in Quebec is Canada’s largest gold deposit.

Southwestern Energy Co.
(U.S., 3.0%)

Southwestern Energy is an integrated energy company primarily focused on natural gas. The company explores for and produces natural gas and crude oil. Southwestern Energy also conducts operations in natural gas gathering, transmission and marketing as well as natural gas distribution.

Xstrata Plc
(UK, 3.0%)

Xstrata is a major global diversified mining group, that maintains meaningful positions in seven major international commodity markets: copper, coking coal, thermal coal, ferrochrome, nickel, vanadium and zinc. The company’s operations and projects span 18 countries.

AK Steel Holding Corp.
(U.S., 2.7%)

AK Steel produces flat-rolled carbon, stainless and electrical steel products, as well as carbon and stainless tubular steel products, for automotive, appliance, construction and manufacturing markets. AK Steel operates major steelmaking facilities in Ohio, Indiana, Kentucky and Pennsylvania.

XTO Energy, Inc.
(U.S., 2.4%)

XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the United States, concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

Randgold Resources Ltd.
(UK, 2.3%)

Randgold Resources is an international gold mining and exploration business. Incorporated in the Channel Islands in 1995, the company’s gold deposit discoveries has led to its development of the Morila and Loulo Mines in Mali, Africa. It also has prospective exploration and mining projects in Côte d’Ivoire, Senegal, Burkina Faso, Ghana and Tanzania.

BHP Billiton PLC
(Australia, 2.3%)

BHP Billiton is an international resources company. The company’s principal business lines are mineral exploration and production, including coal, iron ore, gold, titanium, ferroalloys, nickel and copper concentrate, as well as petroleum exploration, production and refining.

____________
*Portfolio is subject to change.
 Company descriptions courtesy of Bloomberg.com.

Worldwide Hard Assets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006 -
		July 1, 2006	December 31, 2006	December 31, 2006
Initial Class	Actual	$1,000.00	$1,073.50	$5.80
	Hypothetical**	$1,000.00	$1,019.61	$5.65
Class R1	Actual	$1,000.00	$1,073.19	$5.85
	Hypothetical**	$1,000.00	$1,019.56	$5.70
Class S	Actual	$1,000.00	$1,073.50	$6.32
	Hypothetical**	$1,000.00	$1,019.12	$6.15

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 1.11% on Initial Class Shares, 1.12% on Class R1 Shares and 1.21% on Class S Shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses

Worldwide Hard Assets Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Worldwide Hard Assets Fund made ten years ago (Initial Class) and at inception (Class R1 and Class S) with a similar investment in the Goldman Sachs Natural Resources Index and the Standard & Poor’s 500 Index.

Van Eck Worldwide Hard Assets Fund (Initial Class) vs. Goldman Sachs Natural Resources Index and Standard and Poor's 500 Index				Van Eck Worldwide Hard Assets Fund (Class R1) vs. Goldman Sachs Natural Resources Index and Standard and Poor's 500 Index
Average Annual Total Return 12/31/06	1 Year	5 Year	10 Year	Average Annual Total Return 12/31/06	One Year	Since Inception
Van Eck Worldwide Hard Assets Fund				Van Eck Worldwide Hard Assets Fund
(Initial Class)[1]	24.54%	26.97%	10.46%	(Class R1)[1]	24.49%	38.49%
Goldman Sachs Natural Resources Index	15.12%	16.42%	9.38%	Goldman Sachs Natural Resources Index	15.12%	26.70%
Standard & Poor’s 500 Index	15.78%	6.19%	8.42%	Standard & Poor’s 500 Index	15.78%	11.77%

Van Eck Worldwide Hard Assets Fund (Class S) vs. Goldman Sachs Natural Resources Index and Standard and Poor's 500 Index
Average Annual Total Return 12/31/06	Since Inception
Van Eck Worldwide Hard Assets Fund (Class S)[1]	0.49%
Goldman Sachs Natural Resources Index	(0.55)%
Standard & Poor’s 500 Index	9.64%

1Inception date for the Van Eck Worldwide Hard Assets Fund was 9/1/89 (Initial Class), 5/1/04 (Class R1) and 5/1/06 (Class S); index return for the Class R1 and Class S performance comparison are calculated as of nearest month end (4/30/04 and 4/30/06, respectively) .

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation) . It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

Worldwide Hard Assets Fund
Schedule of Investments
December 31, 2006

Number
of Shares		Value
COMMON STOCKS: 94.4%

ARGENTINA: 0.5%
453,000	Trefoil Ltd. (NOK) †	$3,341,994

AUSTRALIA: 7.4%
3,975,540	Aviva Corp. Ltd. † #	193,039
907,978	BHP Billiton PLC (GBP) #	16,627,922
1,970,000	Iluka Resources Ltd. * #	10,311,234
6,432,000	Lihir Gold Ltd. † * #	15,830,397
552,606	Newcrest Mining Ltd. #	11,444,718
107,379	NGM Resources Ltd. † #	15,048
		54,422,358

BRAZIL: 2.5%
382,000	Cia Vale do Rio Doce (ADR)	11,360,680
67,000	Petroleo Brasileiro S.A. (ADR)	6,900,330
		18,261,010

CANADA: 19.4%
556,000	Agnico-Eagle Mines Ltd. (USD)	22,929,440
42,500	Agnico-Eagle Mines Ltd. (USD)
	Warrants ($19.00,
	expiring 11/07/07) †	994,075
336,000	Barrick Gold Corp.	10,315,200
199,900	Bema Gold Corp. †	1,045,654
276,500	Bema Gold Corp. † R	1,446,341
1,614,800	Brazilian Resources, Inc. † #	251,328
80,000	FNX Mining Co., Inc. †	1,253,355
1,049,152	Goldcorp, Inc.	29,837,883
83,000	Killam Properties, Inc. †	180,071
725,000	Killam Properties, Inc. † R	1,572,911
1,096,500	Kinross Gold Corp. (USD) † *	13,026,420
732,000	Miramar Mining Corp. †	3,333,122
720,000	Northern Orion Resources,
	Inc. †	2,617,845
536,000	Northern Orion Resources, Inc.
	Warrants (CAD 2.00,
	expiring 5/29/08) † R	1,126,099
99,000	Penn West Energy Trust	3,019,706
73,000	Petro-Canada (USD)	2,995,920
14,800	Petrolifera Petroleum Ltd. †	224,002
722,400	Petrolifera Petroleum Ltd. † R	10,933,722
246,500	Petrolifera Petroleum Ltd.
	Warrants (CAD 3.00,
	expiring 5/8/07) † R	3,109,390
330,000	Silver Wheaton Corp. † *	3,458,046
27,200	Suncor Energy, Inc.	2,140,966
48,800	Suncor Energy, Inc. (USD)	3,850,808
363,400	SXR Uranium One, Inc. † R	4,985,980
810,300	Talisman Energy, Inc.	13,758,041
279,700	Timberwest Forest Corp.	3,614,526
11,300	Timberwest Forest Corp. R	146,028
		142,166,879

Number
of Shares		Value
HONG KONG: 0.2%
145,600	Sun Hung Kai
	Properties Ltd. #	$1,667,716

INDONESIA: 0.0%
165,000	Medco Energi Internasional
	Tbk PT #	65,196

NETHERLANDS: 2.1%
359,500	Mittal Steel Co. N.V. (USD) *	15,163,710

NORWAY: 1.8%
778,498	Seadrill Ltd. † * #	13,064,341

UNITED KINGDOM: 5.3%
728,100	Randgold Resources Ltd.
	(ADR) † *	17,081,226
437,333	Xstrata PLC #	21,761,710
		38,842,936

UNITED STATES: 55.2%
70,900	Agrium, Inc.	2,232,641
1,149,400	AK Steel Holding Corp. †	19,424,860
770,200	Alpha Natural
	Resources, Inc. † *	10,959,946
61,600	American Commercial
	Lines, Inc. † *	4,035,416
145,400	Anadarko Petroleum Corp	6,327,808
62,000	Apache Corp.	4,123,620
196,000	Arch Coal, Inc. *	5,885,880
384,200	Archer-Daniels-Midland Co	12,279,032
161,500	Ashland, Inc.	11,172,570
176,900	Aventine Renewable Energy
	Holdings, Inc. † R	4,167,764
141,700	Baker Hughes, Inc.	10,579,322
701,500	Bois d’ Arc Energy, Inc. † *	10,262,945
103,600	Bunge Ltd.	7,512,036
331,200	Celanese Corp.	8,571,456
274,200	CF Industries Holdings, Inc.	7,030,488
47,400	Chevron Corp.	3,485,322
156,200	Complete Production
	Services, Inc. †	3,311,440
406,000	Consol Energy, Inc.	13,044,780
494,564	Delta Petroleum Corp. † ‡ *	11,454,102
528,000	Ellora Oil & Gas, Inc. † # R	5,883,134
78,500	Exxon Mobil Corp.	6,015,455
221,000	FMC Technologies, Inc. †	13,620,230
270,000	Foundation Coal Holdings, Inc.	8,575,200
262,000	GlobalSantaFe Corp.	15,400,360
430,600	Halliburton Co.	13,370,130
72,400	Kaiser Aluminum Corp †	4,052,952
270,721	KGEN Power Corp. † # R	3,866,843
165,000	McDermott International, Inc. †	8,391,900
287,800	Mercer International, Inc. † *	3,416,186
120,472	National Oilwell Varco, Inc. †	7,370,477
349,000	Newfield Exploration Co. †	16,036,550

See Notes to Financial Statements

Worldwide Hard Assets Fund
Schedule of Investments
December 31, 2006 (continued)

Number
of Shares			Value
United States (continued)
157,800	NRG Energy, Inc. † *		$8,838,378
50,400	Oil States International, Inc. †		1,624,392
515,800	Range Resources Corp.		14,163,868
162,000	Schlumberger Ltd.		10,231,920
634,400	Southwestern Energy Co. †		22,235,720
206,500	Sunoco, Inc.		12,877,340
120,900	Terra Industries, Inc. † *		1,448,382
149,000	Teton Energy Corp. †		743,510
314,000	Transocean, Inc. †		25,399,460
539,000	Valero Energy Corp.		27,575,240
369,400	XTO Energy, Inc.		17,380,270
			404,379,325
TOTAL COMMON STOCKS
(Cost: $501,240,675)			691,375,465

EXCHANGE TRADED FUND: 0.8%
United States 0.8%
(Cost: $6,037,036)
336,000	PowerShares Global
	Water Portfolio ETF		6,192,480

		Principal
		Amount
REPURCHASE AGREEMENT: 4.9%
State Street Bank & Trust Co.
4.30% (dated 12/29/06, due 1/2/07,
repurchase price $35,587,995,
collateralized by $36,545,000
Federal Home Loan Bank, 4.375%,
due 9/17/10 with a value of
$36,309,865) (Cost: $35,571,000)		$35,571,000	35,571,000
Total Investments Before Collateral for
Securities Loaned: 100.1%
(Cost: $542,848,711)			733,138,945

		Number
		of Shares
SHORT TERM INVESTMENT HELD
AS COLLATERAL FOR
SECURITIES LOANED: 6.2%
State Street Navigator Securities
Lending Prime Portfolio
(Cost: $45,703,052)		45,703,052	45,703,052
Total Investments: 106.3%
(Cost: $588,551,763)			778,841,997
Other assets less liabilities: (6.3)%			(45,979,094)
NET ASSETS: 100.0%			$732,862,903

Number of
Contracts			Value
COVERED OPTIONS WRITTEN:
UNITED STATES 0.0%
(Premiums Received: $11,229)
(57)	Delta Petroleum Corp.
	Calls ($35.00, expiring
	1/20/07) †		$(570)

See Notes to Financial Statements

Worldwide Hard Assets Fund
Schedule of Investments
December 31, 2006 (continued)

_________________________
Glossary:
ADR - American Depository Receipt
CAD - Canadian Dollar
GBP - British Pound
GDR - Global Depository Receipt
NOK - Norwegian Krone
USD - United States Dollar

† -	Non-income producing
‡ -	Collateral for call option
* -	Security fully or partially on loan. Total market value of securities on loan is $43,957,071
# -	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $100,982,626, which represented 13.8% of net assets.
R -	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities are considered liquid, unless otherwise noted, and the market value amounted to $37,238,212, or 5.1% of net assets.

Restricted securities held by the Fund are as follows:

	Acquisition	Acquisition		% of
Security	Date	Cost	Value	Net Assets
Aventine Renewable Energy Holdings, Inc.	12/12/05	$2,299,700	$4,167,764	0.6%
Bema Gold Corp.	12/6/02	283,899	1,446,341	0.2
Ellora Oil & Gas Co.	6/30/06	6,336,000	5,883,134	0.8
KGEN Power Corp.	12/19/06	3,790,094	3,866,843	0.5
Killam Properties, Inc.	11/11/03	858,118	1,572,911	0.2
Northern Orion Resources, Inc. Warrants (a)	5/16/03	—	1,126,099	0.2
Petrolifera Petroleum Ltd.	3/7/05	853,420	10,933,722	1.5
Petrolifera Petroleum Ltd. Warrants (exp 5/8/07) (a)	3/7/05	—	3,109,390	0.4
SXR Uranium One, Inc.	10/12/06	2,651,039	4,985,980	0.7
Timberwest Forest Corp.	12/7/99	90,651	146,028	0.0
			$37,238,212	5.1%

     _____________
     (a) - Illiquid security

Summary of
Investments by
Sector Excluding	% of
Collateral for Securities Loaned (unaudited)	Investments	Value
Agriculture	2.7%	$19,791,068
Chemicals	2.0	14,971,861
Energy	54.2	397,551,614
Industrial Metals	14.8	108,686,347
Paper and Forest	1.0	7,176,740
Precious Metals	17.9	131,201,937
Real Estate	0.5	3,420,698
Transportation	1.2	8,575,200
Total Common Stocks	94.3	691,375,465
Exchange Traded Fund	0.8	6,192,480
Repurchase Agreement	4.9	35,571,000
Total Investments	100.0%	$733,138,945

See Notes to Financial Statements

Worldwide Hard Assets Fund
Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value (Cost $542,848,711)	$733,138,945
Short-term investment held as collateral for securities loaned (Cost $45,703,052)	45,703,052
Cash	171,421
Receivables:
Shares of beneficial interest sold	645,219
Dividends and interest	413,469
Prepaid expenses	109,084
Total assets	780,181,190
Liabilities:
Payables:
Shares of beneficial interest redeemed	842,869
Collateral for securities loaned	45,703,052
Written options, at value (premiums received $11,229)	570
Due to Adviser	606,905
Accrued expenses	164,891
Total liabilities	47,318,287
NET ASSETS	$732,862,903
Initial Class Shares:
Net Assets	$642,822,008
Shares of beneficial interest outstanding	19,651,748
Net asset value, redemption and offering price per share	$32.71
Class R1 Shares:
Net Assets	$89,948,503
Shares of beneficial interest outstanding	2,750,369
Net asset value, redemption and offering price per share	$32.70
Class S Shares:
Net Assets	$92,392
Shares of beneficial interest outstanding	2,824
Net asset value, redemption and offering price per share	$32.72
Net assets consist of:
Aggregate paid in capital	$446,060,482
Unrealized appreciation of investments and foreign currency transactions	190,298,599
Undistributed net investment income	209,806
Undistributed net realized gain	96,294,016
$732,862,903

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statement of Operations
Year Ended December 31, 2006
Income:
Dividends (net of foreign taxes withheld of $385,311)		$7,879,536
Interest		732,054
Securities lending income		13,995
Total income		8,625,585
Expenses:
Management fees	$6,439,627
Professional fees	306,427
Reports to shareholders	200,623
Insurance	183,288
Trustees’ fees and expenses	148,493
Custodian fees	122,035
Interest	45,220
Transfer agent fees — Initial Class Shares	15,587
Transfer agent fees — Class R1 Shares	12,002
Transfer agent fees — Class S Shares	3,398
Distribution fees — Class S Shares	47
Other	33,523
Total expenses	7,510,270
Expenses assumed by the Advisor	(3,418)
Net expenses		7,506,852
Net investment income		1,118,733
Realized and Unrealized Gain on Investments:
Net realized gain on investments		96,691,564
Net realized loss on foreign currency transactions		(217,721)
Net change in unrealized appreciation (depreciation) of investments		29,179,220
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		(3,113)
Net realized and unrealized gain on investments		125,649,950
Net Increase in Net Assets Resulting from Operations		$126,768,683

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income (loss)	$1,118,733	$(121,246)
Net realized gain on investments, foreign currency transactions, options and futures	96,473,843	37,611,931
Net change in unrealized appreciation (depreciation) of investments and
foreign denominated assets and liabilities	29,176,107	106,873,587
Net increase in net assets resulting from operations	126,768,683	144,364,272

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(320,626)	(743,375)
Class R1 Shares	(64,624)	(100,122)
	(385,250)	(843,497)
Distributions from net realized capital gains
Initial Class Shares	(27,285,301)	—
Class R1 Shares	(5,499,505)	—
	(32,784,806)	—
Total dividends and distributions	(33,170,056)	(843,497)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	229,060,901	187,526,844
Class R1 Shares	41,870,933	51,399,382
Class S Shares	117,900	—
Reimbursement from Adviser	—	34,118
	271,049,734	238,960,344
Reinvestment of dividends and distributions
Initial Class Shares	27,605,927	743,375
Class R1 Shares	5,564,129	100,122
	33,170,056	843,497
Cost of shares redeemed
Initial Class Shares	(119,774,045)	(76,676,993)
Class R1 Shares	(53,397,863)	(14,733,252)
Class S	(45,068)	—
Redemption fees	131,153	58,225
	(173,085,823)	(91,352,020)
Net increase in net assets resulting from share transactions	131,133,967	148,451,821
Total increase in net assets	224,732,594	291,972,596
Net Assets:
Beginning of year	508,130,309	216,157,713
End of year (including undistributed net investment income (loss) of $209,806 and
($305,956), respectively)	$732,862,903	$508,130,309

* Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	7,479,279	8,404,752
Reinvestment of dividends and distributions	893,974	40,204
Shares redeemed	(4,010,145)	(3,517,368)
Net increase	4,363,108	4,927,588

Class R1 Shares:
Shares sold	1,366,603	2,291,327
Reinvestment of dividends and distributions	180,186	5,412
Shares redeemed	(1,829,521)	(676,938)
Net increase	(282,732)	1,619,801

Class S Shares: †
Shares sold	4,153
Shares redeemed	(1,329)
Net increase	2,824

† The inception date of Class S Shares was May 1, 2006

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$27.73	$18.36	$14.84	$10.30	$10.69
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.06	(0.01)	0.08	0.05	0.08
Net Realized and Unrealized Gain (Loss)
on Investments	6.64	9.45	3.50	4.54	(0.38)
Total from Investment Operations	6.70	9.44	3.58	4.59	(0.30)
Less:
Dividends from Net Investment Income	(0.02)	(0.07)	(0.06)	(0.05)	(0.09)
Distributions from Net Realized Capital Gains	(1.70)	—	—	—	—
Total Dividends and Distributions	(1.72)	(0.07)	(0.06)	(0.05)	(0.09)
Redemption Fees	— (c)	—	— (c)	—	—
Net Asset Value, End of Year	$32.71	$27.73	$18.36	$14.84	$10.30
Total Return (a)	24.54%	51.67%	24.23%	44.78%	(2.85)%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$642,822	$424,017	$190,206	$158,683	$97,978
Ratio of Gross Expenses to Average Net Assets	1.13%	1.17%	1.20%	1.23%	1.23%
Ratio of Net Expenses to Average Net Assets (b)	1.13%	1.17%	1.20%	1.24%	1.23%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.17%	(0.03)%	0.54%	0.59%	0.68%
Portfolio Turnover Rate	78%	52%	60%	43%	63%

_________
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the expense ratios would be 1.14%, 1.17%, 1.20%, 1.23%, and 1.20% for the Initial Class Shares for the years ending December 31, 2006, 2005, 2004 2003, and 2002, respectively.

(c)	Amount represents less than $0.01 per share.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

					Class S
	Class R1 Shares				Shares
			For the		For the
			Period		Period
			May 1, 2004*		May 1, 2006^
	Year Ended		through		through
	December 31,		December 31,		December 31,
	2006	2005	2004		2006
Net Asset Value, Beginning of Period	$27.73	$18.36	$14.54		$32.55
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.04	0.01	0.03		0.07
Net Realized and Unrealized Gain (Loss)
on Investments	6.65	9.43	3.79		0.10
Total from Investment Operations	6.69	9.44	3.82		0.17
Less:
Dividends from Net Investment Income	(0.02)	(0.07)	—		—
Distributions from Net Realized Capital Gains	(1.70)	—	—		—
Total Dividends and Distributions	(1.72)	(0.07)	—		—
Redemption fees	— (c)	— (c)	—	(c)	—	(c)
Net Asset Value, End of Period	$32.70	$27.73	$18.36		$32.72
Total Return (a)	24.49%	51.61%	26.27	%(e)	0.49	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$89,949	$84,113	$25,952		$92
Ratio of Gross Expenses to Average Net Assets	1.15%	1.19%	1.32	%(d)	11.91	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.15%	1.19%	1.24	%(d)	1.21	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	(0.06)%	0.39	%(d)	0.61	%(d)
Portfolio Turnover Rate	78%	52%	60%		78%

________
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the expense ratios would be 1.15%, 1.19% and 1.24%, for the Class R1 Shares for the periods ending December 31, 2006, 2005 and 2004, respectively and 1.21% for Class S Shares for the period ending December 31, 2006.

(c)	Amount represents less than $0.01 per share.
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares.
^	Inception date of Class S Shares.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Notes To Financial Statements
December 31, 2006

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, Class R1 Shares that became available for purchase on May 1, 2004 and Class S Shares that became available for purchase on May 1, 2006. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in call options written for the year ended December 31, 2006 were as follows:

	Number
	of
	Contracts	Premiums
Options outstanding at beginning of year	0	$0
Options written	646	149,798
Options exercised	(589)	(138,569)
Options expired	0	0

Options outstanding at end of year	57	$11,229

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. There were no futures contracts outstanding at December 31, 2006.

Structured Notes—The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at December 31, 2006.

G. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Schedule of Investments.”

Note 3—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. The Class S shares are subject to a distribution fee at an annual rate of 0.15% of average daily net assets in the Class S shares. The Adviser agreed to assume expenses exceeding 1.20% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2006, the Adviser assumed expenses in the amount of $3,418. During the year ended December 31, 2006, the Adviser reimbursed the Fund $54,356 for legal expenses previously charged to the Fund. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Distribution/12b-1 Plan—The Fund and Van Eck Securities Corporation (the “Distributor”) are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.15% of the Class S average daily net assets.

Note 5—Investments—For the year ended December 31, 2006, the cost of purchases and proceeds from sales of investments—other than U.S. government securities and short-term obligations aggregated $575,023,598 and $509,530,338, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2006 was $589,452,699 and net unrealized appreciation aggregated $189,389,298 of which $203,993,478 related to appreciated securities and $14,604,180 related to depreciated securities.

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

At December 31, 2006, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$29,631,733
Undistributed long term capital gains	67,876,276
Accumulated capital and other losses	(67,849)
Unrealized appreciation	189,397,663
Total	$286,837,823

In accordance with U.S. Treasury regulations, the Fund elected to defer $67,849 of realized foreign currency losses arising after October 31, 2006. Such losses are treated for tax purposes as arising on January 1, 2007.

The tax character of dividends and distributions paid to shareholders were as follows:

	During the Year Ended December 31,
	2006	2005
Ordinary income	$11,326,361	$843,497
Long term capital gains	21,843,695	—
Total	$33,170,056	$843,497

During 2006, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $217,721, and increased undistributed realized gain by $217,721. Net assets were not affected by this reclassification. This difference was primarily due to foreign currency transactions.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2006, the aggregate shareholder accounts of three insurance companies own approximately 57%, 24% and 6% of the Initial Class Shares and one of whom owns approximately 99% of the Class R1 Shares. Additionally, one insurance company owns approximately 99% of the outstanding Class S Shares.

Note 8—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 9—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2006, the Fund had no forward foreign currency contracts outstanding.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2006, the net value of the asset and corresponding liability of the Fund’s portion of the Plan was $21,158.

Note 11—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

Statement of Assets and Liabilities. At December 31, 2006, the Fund had no outstanding equity swaps.

Note 12—Commodity Swap—The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2006, the Fund had no outstanding commodity swaps.

Note 13—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2006, the Fund borrowed under this Facility. The average daily balance during the 71 day period during which the loan was outstanding amounted to $5,020,678 and the weighted average interest rate was 5.50% . At December 31, 2006, there were no outstanding borrowings by the Fund under the Facility.

Note 14—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 15—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At December 31, 2006, market value of securities loaned was $43,957,071, and the related collateral for securities loaned was $45,703,052.

Note 16—New Accounting Policies—In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a net asset value is calculated preceding the Fund’s 2007 semi-annual report. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

Note 17—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 18—Reimbursement from Adviser—The Adviser reimbursed the Fund $34,118 in connection with dividends paid in January 2003 and 2004 to shareholders redeeming on the day between record date and ex-dividend date.

Note 19—Subsequent Event—A dividend of $0.045 per share from net investment income and a distribution of $4.39 per share from net realized capital gains ($1.303 per share short-term and $3.087 per share long-term) were paid on January 31, 2007 to shareholders of record of the Initial Class Shares, Class R1 Shares and Class S Shares as of January 30, 2007 with a reinvestment date of January 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
February 13, 2007

Worldwide Hard Assets Fund

Board of Trustees/Officers (unaudited)

Position(s),
	Term of		Number of
	Office[2]		Portfolios
	and Length		in Fund	Other
Trustee’s	of Time	Principal	Complex[3]	Directorships
Name, Address[1]	with the	Occupation(s) During	Overseen	Held Outside
and Age	Trust	Past 5 Years	by Trustee	Fund Complex[3]
Independent Trustees:
Jon Lukomnik	Trustee since	Managing Partner, Sinclair Capital LLC;	9	None
50‡¶	March 2006	Consultant to various asset management
companies.

David J. Olderman	Trustee since	Private Investor	9	Director of Ladig, Inc. and
70‡¶	1994			Minnesota Public Radio.

Wayne H. Shaner	Trustee since	Managing Partner, Rockledge Partners	9	Director, The Torray
59‡¶	March 2006	LLC, since September 2003; Public		Funds, since 1993
		Member Investment Committee, Maryland		(Chairman of the Board
		State Retirement System since 1991; Vice		since December 2005).
President, Investments, Lockheed Martin
Corporation (formerly Martin Marietta
Corporation), 1976-September 2003.

R. Alastair Short	Vice Chairman	Managing Director, The GlenRock	12	None
53‡¶	and Trustee since	Group, LLC (private equity investment
	June 2004	firm), May 1, 2004 to present; President,
Apex Capital Corporation (personal
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Chairman and	President and CEO, SmartBrief, Inc.	12	None
Stamberger	Trustee
47‡¶	since 1994

Worldwide Hard Assets Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Charles T. Cameron	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio
46		Manager, Worldwide Bond Fund Series; Officer of three other
investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation and President, Van Eck
50	and President since 2004	Securities Corporation since February 2004; Private Investor, June
2003 – January 2004; Independent Consultant, Waddell & Reed,
Inc., April 2003 – May 2003; Senior Vice President, Waddell & Reed,
Inc., December 2002 – March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
Mackenzie Investment Management Inc., April 1985 – December
2002. President/Chief Executive Officer/Director, Ivy Mackenzie
Distributors, Inc., June 1993 – December 2002; Chairman/Director/
President, Ivy Mackenzie Services Corporation, June 1993 – December
2002; Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
51		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
three other investment companies advised by the Adviser.

Thomas K. Lynch	Chief Compliance Officer	Chief Compliance Officer, Van Eck Associates Corporation and
50	since 2006	Van Eck Absolute Return Advisers Corp., since January 2007; Vice
President, Van Eck Associates Corporation and Van Eck Absolute
Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April
2005 – December 2006; Second Vice President, Investment
Reporting, TIAA-CREF, January 1996 – April 2005; Senior Manager,
Audits, Grant Thornton, December 1993 – January 1996; Senior
Manager, Audits, McGladrey & Pullen, December 1986 –
December 1993; Officer of three other investment companies
advised by the Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel and Secretary, Van Eck
58	and Secretary since	Associates Corporation, Van Eck Securities Corporation and Van Eck
	2005	Absolute Return Advisers Corp., since December 2005; Managing
Director, Chatsworth Securities LLC, March 2001 – November 2005;
Private Investor/Consultant, September 2000 – February 2001;
Executive Vice President and General Counsel, Mainstay
Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe	Vice President and	Vice President, Van Eck Associates Corporation since November
59	Treasurer since	2006; Vice President and Director of Mutual Fund Accounting and
	December 2006	Administration, PFPC, March 2000 to November 2006; First Vice
President and Treasurer, Zweig Mutual Funds, March 1995 to
December 1999; Vice President and Director of Mutual Fund
Accounting and Administration, The Bank of New York, December
1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Worldwide Hard Assets Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years
Jonathan R. Simon	Vice President and	Vice President, Associate General Counsel, Van Eck Associates
32	Assistant Secretary	Corporation, Van Eck Securities Corporation and Van Eck Absolute
	since 2006	Return Advisers Corp. since August 2006, Associate, Schulte Roth &
Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard &
Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President	Senior Vice President and Chief Financial Officer, Van Eck Associates
51	and Chief Financial	Corporation; Senior Vice President, Chief Financial Officer, Treasurer
	Officer since 1985	and Controller, Van Eck Securities Corporation and Van Eck Absolute
Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4]	Executive Vice President	Director of Van Eck Associates Corporation; Director and Executive
42	since 2004	Vice President, Van Eck Securities Corporation; Director and
Executive Vice President, Van Eck Absolute Return Advisers Corp.;
Director, Greylock Capital Associates LLC, Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4]	Executive Vice President	Director and Executive Vice President, Van Eck Associates
43	since 2005	Corporation; Director, Executive Vice President and Chief
Compliance Officer, Van Eck Securities Corporation; Director and
President, Van Eck Absolute Return Advisers Corporation; Director,
Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust;
Officer of three other investment companies advised by the Adviser.

_________________________
[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
[2]	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $161,600 for 2006 and $157,600 for 2005.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $4,147 for 2006 and $40,583 for 2005.

c)   Tax Fees

     Ernst & Young billed tax fees of $19,250 for 2006 and $21,469 for 2005.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date February 23, 2007
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        -------------------------
Date February 23, 2007
     -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date February 23, 2007
     -----------------